EXHIBIT 32

       CERTIFICATION OF CHIEF EXECTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sandfield Ventures Corp. (the "Company") on Form 10-Q for the period ending May 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Holcombe, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of July 12, 2012.


/s/  Mark Holcombe
-----------------------------------
Mark Holcombe
Chief Executive Officer and
Chief Financial Officer